UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2021

Date of reporting period:  May 31, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Reinhart Mid Cap PMV Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX
Institutional Class Shares – RPMNX

Reinhart Genesis PMV Fund

Investor Class Shares – RPMAX
Advisor Class Shares – RPMFX

Annual Report

www.ReinhartFunds.com	May 31, 2021

Reinhart Mid Cap PMV Fund (Unaudited)

June 21, 2021

Fellow Shareholders,

The Reinhart Mid Cap PMV Fund – Advisor Class (the “Fund”) gained +50.56% for the twelve-month period ended May 31, 2021, compared to the Russell Midcap Value Index’s return of +56.61% during that same time frame. The Fund’s performance did not keep pace with the benchmark during the past twelve months but did manage to capture almost 90% of the upside during this period of robust equity returns. Many of the Fund’s holdings recovered as pandemic-related shutdowns eased, especially once COVID-19 vaccines were approved in late 2020. These developments seemed to shift market psychology from a theme-chasing, price momentum environment to one more grounded in company-specific valuations and long-term fundamentals. Although speculation levels remain high in certain pockets of the market today, we believe 2021 could be the first year of an extended alpha cycle for disciplined value investors.

Reinhart’s research team did take advantage of the 2020 market volatility by putting capital to work via new purchases at 30% discounts to our estimates of private market value. The Fund also added to existing holdings at attractive prices during the downturn. Today the portfolio continues to overweight Financials given potentially higher interest rates for banks, and Health Care where traditional medical product and service companies remain attractively valued and should see improving fundamentals as patient activity returns to normal.

Over the past year Financials were the best performing sector for the Fund, including both bank and insurance holdings. Industrials were the most significant detractor from the Fund’s relative performance given the portfolio’s lack of pure cyclical exposure and holdings instead within defense. As most of our investors know, playing market trends and themes is not Reinhart’s style. But if we had to pick one refrain for holdings within the Fund, it would be durable business models where the ‘covid-pause’ created an under-estimation of fundamentals and earnings power going forward. Indeed, we believe many of our companies have the potential to achieve new highs in free cash flow this year, which could improve investor perceptions and close the valuation discount that widened significantly during the pandemic.

Looking forward, we continue to see more inflation throughout the U.S. economy in terms of commodity input costs, higher wages and rising home prices. Fiscal and monetary stimulus are only adding to this equation. As a result, we believe that pricing power for companies will be crucial and are emphasizing firms whose service and product offerings are differentiated and essential to their customers. While Gross Domestic Product (“GDP”) expansion and government stimulus should aid top-line growth in 2021, maintaining high corporate profit margins may become increasingly difficult in this environment. We believe our companies should be well-positioned for this challenge. Most importantly, we are confident that employing the PMV valuation methodology throughout the portfolio is prudent, and anticipate this approach will become more crucial as levels of market exuberance subside. Until then we remain patient and committed to our investment discipline.

Thank you for your ongoing investment in Reinhart’s Mid Cap PMV Fund.

Sincerely,

Brent Jesko, MBA
Portfolio Manager, Reinhart Partners Inc.

Reinhart Mid Cap PMV Fund (Unaudited)

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. There can be no guarantee that any strategy will be successful. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell Midcap Value Index: an unmanaged equity index which measures the performance of mid-sized U.S. companies classified by Russell as ‘value’. This index cannot be invested in directly.

•	Private Market Value (PMV): the estimated price per share of a stock that a corporate buyer or private equity firm would be willing to pay to buyout and control the entire company.

•	Alpha: The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

•	Free cash flow: The cash generated by a firm’s net profit after adding the impact of changes in working capital and subtracting capital expenditures.

•
Gross Domestic Product (GDP): The total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a given country’s economic health.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2021

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	50.16%	8.08%	9.24%	10.99%
Advisor Class	50.56%	8.35%	9.51%	11.26%
Institutional Class	50.75%	8.50%	9.67%	11.42%
Russell Midcap Value Index(2)	56.61%	12.59%	12.25%	13.78%

(1)
Period from Fund inception through May 31, 2021. The Advisor and Investor Class commenced operations on June 1, 2012, and the Institutional Class commenced operations on September 29, 2017. Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Advisor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. This index cannot be invested in directly.

The following is expense information for the Reinhart Mid Cap PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2020:

Investor Class Gross Expense Ratio – 1.59%	Net Expense Ratio – 1.31%
Advisor Class Gross Expense Ratio – 1.26%	Net Expense Ratio – 1.06%
Institutional Class Gross Expense Ratio – 1.18%	Net Expense Ratio – 0.91%

Reinhart Mid Cap PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2028. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual expense ratio applicable to investors, as disclosed in the Financial Highlights for the year ended May 31, 2021, was 1.30%, 1.05% and 0.90% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Mid Cap PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
May 31, 2021
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
May 31, 2021
(% of Net Assets)

Encompass Health	3.0%
Citizens Financial Group	3.0%
Interpublic Group of Companies	2.9%
Allison Transmission Holdings	2.8%
White Mountains Insurance Group	2.8%
LKQ	2.8%
BOK Financial	2.8%
Loews	2.7%
Baker Hughes, Class A	2.7%
Vistra Energy	2.7%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Genesis PMV Fund (Unaudited)

June 21, 2021

Fellow Shareholders,

The Reinhart Genesis PMV Fund – Advisor Class (the “Fund”) portfolio generated a return of +54.33% during the twelve-month period ended May 31, 2021.  The portfolio’s Russell 2500 benchmark generated a return of 60.45% over this period amidst a market sentiment that continues to shift focus toward the reopening of the economy.  The theme du jour has been positioning for ‘reflation’ in which massive fiscal and monetary stimulus leads to rising inflation and interest rates as economic activity recovers.  We have noted the thematic nature of the stock market in recent letters, and while the past several months have been no different, we are pleased ‘value investing’ has been the most recent beneficiary.

Within the portfolio, the sectors with the most significant positive contribution to relative results during the trailing twelve months were Real Estate and Industrials.  Stock performance within these two sectors was driven by a combination of improved sentiment regarding the economic recovery as well as rapidly improving fundamental outlooks for the companies in the portfolio.

Additionally, the portfolio benefitted from three companies that announced plans to be acquired over the past year – Aerojet Rocketdyne, Change Healthcare and Extended Stay America – at healthy premiums to their prior trading prices.  Our PMV process typically benefits from robust merger and acquisition (“M&A”) activity.  We are happy to see a strengthening M&A environment have a direct impact on portfolio performance.

On the flip side of these positive contributors was the Consumer Discretionary sector which had a strong recovery over this period.  While most of our Consumer Discretionary holdings participated in this rally to some extent, we do not have investments in some of the secularly challenged businesses that recovered most strongly, such as brick and mortar retail companies.

The lack of any portfolio holdings in the commoditized Energy and Materials sectors was a modest detractor as well.  As we have discussed in the past, energy and other commodity companies generally do not fit our quality emphasis given their heavy dependence on unpredictable commodity prices, poor cash flow generation and the lack of low-cost production among smaller companies in our universe. The average 3.4% cash weighting during the quarter also had a negative impact on relative performance given the strong equity market returns.

As noted above, market dynamics have shifted toward ‘value’ stocks and those that will benefit as society recovers from the coronavirus pandemic.  Commodity stocks, banks and other cyclical companies have been in favor of late, which makes sense to us, as these areas have been left behind for so long and their stock prices embedded almost no optimism.  Given the Reinhart team’s valuation discipline, this shift has had a favorable impact on Genesis PMV portfolio results.

We believe significant downside risk remains for some speculative pockets of the market as the frenzy to invest in companies with mythically exciting futures remains palpable – see the Special Purpose Acquisition Company (‘SPAC’) craze as evidence.  SPAC IPOs raised nearly $100 billion of proceeds during the first three months of 2021 alone (statista.com).  Many of these ‘blank check’ companies have paid billions of dollars to acquire futuristic companies that do not yet have a product, merely an idea with unproven technology and unproven markets, not to mention massive competition.

Themes can flip suddenly and severely, as we have seen with growth stock vs. value stock shifts since the beginning of 2020.  Yet one group has been left behind in this thematic flurry, as high-quality stocks have dramatically underperformed the broader market.  This has been true throughout both market regimes we have experienced over the past 18 months – the growth stock market that began in late 2019 through October 2020 as

Reinhart Genesis PMV Fund (Unaudited)

well as the value stock rebound after the positive Pfizer vaccine news was released in November.  Amidst the shifts in these and other factors, quality stocks have consistently underperformed since October 2019.  This has been a challenge for the Genesis Fund performance as our emphasis on competitively advantaged, highly profitable stocks has not been rewarded.

Our focus on investing in high quality companies is rooted in historical experience and we remain confident quality stocks will find favor again.  It is our perspective that in a reflationary environment, what matters most is pricing power – the ability to raise prices without losing customers – to maintain profitability while costs are rising.  Our focus is squarely on business models that have competitive advantages that allow for pricing power.  These companies have not kept up with the reflation-theme stocks over the past several months.

We welcome the recent sentiment shift towards value stocks and, after a lost decade, believe there is still a long way to go.  We also believe the next market theme may well be a focus on quality stocks – namely high profit margins, pricing power, returns on capital and stable business models.  We believe this will prove to be a long-lasting dynamic, as history has shown these stocks have consistently outperformed the broader market, despite recent weakness.  We are confident the Genesis PMV portfolio is positioned with the potential to excel in such an environment.

Thank you for your confidence in Reinhart Partners.

Sincerely,

Matt Martinek, CFA
Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. There can be no guarantee that any strategy will be successful. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell 2500 Index: an unmanaged equity index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.

•	Private Market Value (PMV): the estimated price per share of a stock that a corporate buyer or private equity firm would be willing to pay to buyout and control the entire company.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Genesis PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2021

	1-Year	3-Year	Since Inception(1)
Investor Class	53.82%	10.87%	10.87%
Advisor Class	54.33%	11.19%	11.19%
Russell 2500 Index(2)	60.45%	15.06%	15.06%
Russell 2500 Value Index(3)	68.49%	11.28%	11.28%

(1)	Inception date of the Fund was June 1, 2018.
(2)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index cannot be invested in directly.

(3)
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. This index cannot be invested in directly.

The following is expense information for the Reinhart Genesis PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2020:

Investor Class Gross Expense Ratio – 2.00%	Net Expense Ratio – 1.21%
Advisor Class Gross Expense Ratio – 1.67%	Net Expense Ratio – 0.96%

Reinhart Genesis PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual expense ratio applicable to investors, as disclosed in the Financial Highlights for the year ended May 31, 2021, was 1.20% and 0.95% for the Investor Class and Advisor Class, respectively.

Reinhart Genesis PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
May 31, 2021
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
May 31, 2021
(% of Net Assets)

Extended Stay America	4.5%
Insperity	4.4%
Maxar Technologies	3.8%
Marcus & Millichap	3.7%
White Mountains Insurance Group	3.7%
AMERCO	3.7%
First Hawaiian	3.5%
Alexander & Baldwin – REIT	3.4%
First Citizens BancShares, Class A	3.4%
Wintrust Financial	3.3%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Funds

Expense Examples (Unaudited)
May 31, 2021

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; shareholder service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 – May 31, 2021).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Reinhart Mid Cap PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/1/2020)	(5/31/2021)	(12/1/2020 to 5/31/2021)
Investor Class Actual(2)	$1,000.00	$1,266.50	$7.35
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.45	$6.54

Advisor Class Actual(2)	$1,000.00	$1,268.80	$5.94
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.70	$5.29

Institutional Class Actual(2)	$1,000.00	$1,269.20	$5.09
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.30%, 1.05%, 0.90%, for the Investor Class, Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 26.65%, 26.88% and 26.92% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Funds

Expense Examples (Unaudited) – Continued
May 31, 2021

Reinhart Genesis PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/1/2020)	(5/31/2021)	(12/1/2020 to 5/31/2021)
Investor Class Actual(2)	$1,000.00	$1,278.40	$6.82
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.95	$6.04

Advisor Class Actual(2)	$1,000.00	$1,280.70	$5.40
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.19	$4.78

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.20% and 0.95% for the Investor Class and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2021 of 27.84% and 28.07% for the Investor Class and Advisor Class, respectively.

Reinhart Mid Cap PMV Fund

Schedule of Investments
May 31, 2021

Description	Shares	Value
COMMON STOCKS – 94.2%

Communication Services – 2.9%
Interpublic Group of Companies	194,510	$6,553,042

Consumer Discretionary – 6.9%
Aramark	93,753	3,501,674
eBay	97,120	5,912,666
LKQ*	123,930	6,315,473
		15,729,813
Consumer Staples – 2.6%
Ingredion	62,200	5,904,646

Energy – 2.7%
Baker Hughes, Class A	250,000	6,100,000

Financials – 22.5%
American Financial Group	39,500	5,255,870
BOK Financial	69,041	6,285,493
Citizens Financial Group	136,310	6,801,869
Fifth Third Bancorp	81,310	3,426,404
Loews	106,180	6,198,788
Northern Trust	29,160	3,533,900
Progressive	45,700	4,527,956
SEI Investments	80,000	5,075,200
Signature Bank	14,280	3,566,430
White Mountains Insurance Group	5,333	6,364,189
		51,036,099
Health Care – 11.2%
Cerner	64,550	5,051,037
Dentsply Sirona	57,091	3,820,530
Encompass Health	79,687	6,836,348
Universal Health Services, Class B	35,040	5,593,435
Zimmer Biomet Holdings	25,000	4,208,250
		25,509,600
Industrials – 14.2%
Allison Transmission Holdings	151,840	6,424,350
AMERCO	10,215	5,874,034
Carlisle Companies	25,570	4,917,622
Curtiss-Wright	36,000	4,511,520
General Dynamics	27,230	5,171,249
Snap-on	20,395	5,192,975
		32,091,750

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Schedule of Investments – Continued
May 31, 2021

Description	Shares	Value
COMMON STOCKS – 94.2% (Continued)

Information Technology – 11.2%
Citrix Systems	41,460	$4,766,241
Cognizant Technology Solutions, Class A	76,060	5,442,854
Fidelity National Financial	95,000	4,464,050
Lumentum Holdings*	50,700	4,125,459
Sensata Technologies Holding plc*	64,000	3,803,520
Skyworks Solutions	16,600	2,822,000
		25,424,124
Materials – 4.0%
FMC	42,500	4,959,325
Sealed Air	71,000	4,037,060
		8,996,385
Real Estate – 8.6%
American Campus Communities – REIT	113,500	5,352,660
Camden Property Trust – REIT	28,295	3,547,627
Ventas – REIT	106,920	5,928,714
Weyerhaeuser – REIT	122,520	4,650,859
		19,479,860
Utilities – 7.4%
Avista	110,517	5,009,736
UGI	123,750	5,698,687
Vistra Energy	373,710	6,042,891
		16,751,314
TOTAL COMMON STOCKS
(Cost $150,464,116)		213,576,633

SHORT-TERM INVESTMENT – 5.9%
First American Treasury Obligations Fund, Class X, 0.01%^
(Cost $13,375,438)	13,375,438	13,375,438
Total Investments – 100.1%
(Cost $163,839,554)		226,952,071
Other Assets and Liabilities, Net – (0.1)%		(252,336)
Total Net Assets – 100.0%		$226,699,735

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of May 31, 2021.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use via FactSet.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments
May 31, 2021

Description	Shares	Value
COMMON STOCKS – 96.1%

Consumer Discretionary – 10.9%
Bloomin’ Brands*	155,460	$4,593,843
Carter’s	21,750	2,223,720
frontdoor*	73,000	3,920,100
Gentex	61,430	2,180,765
Grand Canyon Education*	64,400	5,856,536
Thor Industries	32,680	4,019,640
		22,794,604
Financials# – 25.8%
1st Source	41,860	2,070,814
Air Lease	140,980	6,634,519
First American Financial	95,000	6,109,450
First Citizens BancShares, Class A	8,330	7,168,798
First Hawaiian	259,490	7,307,238
International Bancshares	81,520	3,782,528
LPL Financial Holdings	42,500	6,284,900
White Mountains Insurance Group	6,450	7,697,172
Wintrust Financial	87,100	7,004,582
		54,060,001
Health Care – 10.6%
Encompass Health	70,920	6,084,227
Lantheus Holdings*	135,000	3,273,750
Premier, Class A	191,310	6,313,230
Syneos Health*	75,000	6,592,500
		22,263,707
Industrials – 20.7%
Aerojet Rocketdyne Holdings	64,277	3,114,221
AMERCO	13,343	7,672,759
EMCOR Group	41,800	5,271,398
Evo Payments, Class A*	80,000	2,291,200
GMS*	93,880	4,298,765
Insperity	99,830	9,203,328
Maxar Technologies	256,026	7,962,408
TriNet Group*	46,000	3,465,640
		43,279,719

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments – Continued
May 31, 2021

Description	Shares	Value
COMMON STOCKS – 96.1% (Continued)

Information Technology – 9.7%
ACI Worldwide*	174,000	$6,657,240
ASGN*	40,900	4,216,381
Change Healthcare*	213,000	4,992,720
MAXIMUS	49,000	4,540,830
		20,407,171
Real Estate – 16.9%
Alexander & Baldwin – REIT	375,836	7,219,810
Extended Stay America	474,620	9,354,760
Life Storage – REIT	21,365	2,124,536
Marcus & Millichap*	198,060	7,783,758
Rayonier – REIT	69,000	2,635,110
Ryman Hospitality Properties – REIT*	85,440	6,400,310
		35,518,284
Utilities – 1.5%
Southwest Gas Holdings	47,000	3,102,470
TOTAL COMMON STOCKS
(Cost $154,575,337)		201,425,956

SHORT-TERM INVESTMENT – 3.7%
First American Treasury Obligations Fund, Class X, 0.01%^
(Cost $7,854,951)	7,854,951	7,854,951
Total Investments – 99.8%
(Cost $162,430,288)		209,280,907
Other Assets and Liabilities, Net – 0.2%		378,171
Total Net Assets – 100.0%		$209,659,078

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of May 31, 2021.
#	As of May 31, 2021, the Fund had a significant portion of its assets invested in the financials sector. See Note 9 in the Notes to the Financial Statements.
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use via FactSet.

See Notes to the Financial Statements

Reinhart Funds

Statements of Assets and Liabilities
May 31, 2021

	Mid Cap	Genesis
	PMV Fund	PMV Fund
ASSETS:
Investments, at value	$226,952,071	$209,280,907
(Cost $163,839,554 & $162,430,288, respectively)
Dividends & interest receivable	173,117	142,524
Receivable for foreign withholding tax reclaim	1,357	—
Receivable for capital shares sold	100,825	498,792
Receivable for investment securities sold	—	963,195
Prepaid expenses	24,209	27,897
Total assets	227,251,579	210,913,315

LIABILITIES:
Payable for investment securities purchased	—	591,948
Payable for capital shares redeemed	209,336	420,390
Payable to investment adviser	157,173	114,707
Payable for fund administration & accounting fees	70,560	57,739
Payable for compliance fees	3,333	3,332
Payable for transfer agent fees & expenses	31,503	15,599
Payable for custody fees	4,100	4,998
Accrued distribution & shareholder service fees	49,896	13,068
Accrued other fees	25,943	32,456
Total liabilities	551,844	1,254,237

NET ASSETS	$226,699,735	$209,659,078

NET ASSETS CONSIST OF:
Paid-in capital	$182,618,196	$163,075,464
Total distributable earnings	44,081,539	46,583,614
Net Assets	$226,699,735	$209,659,078

Investor Class
Net Assets	$20,992,386	$17,668,418
Shares issued and outstanding(1)	1,151,679	1,319,087
Net asset value, redemption price and offering price per share	$18.23	$13.39

Advisor Class
Net Assets	$167,277,592	$191,990,660
Shares issued and outstanding(1)	9,182,582	14,274,746
Net asset value, redemption price and offering price per share	$18.22	$13.45

Institutional Class
Net Assets	$38,429,757	—
Shares issued and outstanding(1)	2,103,299	—
Net asset value, redemption price and offering price per share	$18.27	—

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Funds

Statements of Operations
For the Year Ended May 31, 2021

	Mid Cap	Genesis
	PMV Fund	PMV Fund
INVESTMENT INCOME:
Dividend income	$3,655,639	$2,043,829
Interest income	3,657	2,080
Total investment income	3,659,296	2,045,909

EXPENSES:
Investment adviser fees (See Note 4)	1,692,724	1,227,636
Fund administration & accounting fees (See Note 4)	254,724	174,030
Transfer agent fees & expenses (See Note 4)	125,745	57,058
Federal & state registration fees	51,071	47,984
Custody fees (See Note 4)	20,890	18,734
Audit fees	16,497	17,509
Trustee fees (See Note 4)	14,545	14,385
Compliance fees (See Note 4)	13,323	13,318
Postage & printing fees	12,945	9,146
Legal fees	7,975	12,569
Other fees	5,705	5,132
Insurance fees	2,500	1,873
Distribution & shareholder service fees (See Note 5):
Investor Class	67,303	35,083
Advisor Class	81,952	34,039
Total expenses before waiver	2,367,899	1,668,496
Less: waiver from investment adviser (See Note 4)	(399,577)	(405,777)
Net expenses	1,968,322	1,262,719

NET INVESTMENT INCOME	1,690,974	783,190

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,830,350	4,498,444
Net change in unrealized appreciation/depreciation on investments	69,856,079	48,913,743
Net realized and unrealized gain on investments	75,686,429	53,412,187

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$77,377,403	$54,195,377

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
OPERATIONS:
Net investment income	$1,690,974	$1,810,345
Net realized gain (loss) on investments	5,830,350	(22,374,367)
Net change in unrealized appreciation/depreciation on investments	69,856,079	136,108
Net increase (decrease) in net assets resulting from operations	77,377,403	(20,427,914)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,907,972	1,791,784
Proceeds from reinvestment of distributions	126,735	90,169
Payments for shares redeemed	(2,425,071)	(2,638,226)
Decrease in net assets from Investor Class transactions	(390,364)	(756,273)
Advisor Class:
Proceeds from shares sold	38,817,590	38,694,932
Proceeds from reinvestment of distributions	1,205,266	1,221,141
Payments for shares redeemed	(51,316,729)	(57,005,990)
Decrease in net assets from Advisor Class transactions	(11,293,873)	(17,089,917)
Institutional Class:
Proceeds from shares sold	6,190,900	9,808,809
Proceeds from reinvestment of distributions	379,903	403,369
Payments for shares redeemed	(12,451,641)	(21,211,648)
Decrease in net assets from Institutional Class transactions	(5,880,838)	(10,999,470)
Net decrease in net assets resulting from capital share transactions	(17,565,075)	(28,845,660)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	(129,165)	(93,555)
Net distributions to shareholders – Advisor Class	(1,285,042)	(1,337,349)
Net distributions to shareholders – Institutional Class	(392,526)	(413,772)
Total distributions to shareholders	(1,806,733)	(1,844,676)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,005,595	(51,118,250)

NET ASSETS:
Beginning of year	168,694,140	219,812,390
End of year	$226,699,735	$168,694,140

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2021	May 31, 2020
OPERATIONS:
Net investment income	$783,190	$143,335
Net realized gain (loss) on investments	4,498,444	(5,244,698)
Net change in unrealized appreciation/depreciation on investments	48,913,743	(1,641,920)
Net increase (decrease) in net assets resulting from operations	54,195,377	(6,743,283)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,352,760	1,200,298
Proceeds from reinvestment of distributions	8,573	52,635
Payments for shares redeemed	(10,642)	(1,086)
Increase in net assets from Investor Class transactions	1,350,691	1,251,847
Advisor Class:
Proceeds from shares sold	126,676,426	70,911,995
Proceeds from reinvestment of distributions	190,312	172,931
Payments for shares redeemed	(40,616,022)	(13,797,875)
Increase in net assets from Advisor Class transactions	86,250,716	57,287,051
Net increase in net assets resulting from capital share transactions	87,601,407	58,538,898

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	(8,573)	(52,636)
Net distributions to shareholders – Advisor Class	(196,298)	(183,193)
Total distributions to shareholders	(204,871)	(235,829)

TOTAL INCREASE IN NET ASSETS	141,591,913	51,559,786

NET ASSETS:
Beginning of year	68,067,165	16,507,379
End of year	$209,659,078	$68,067,165

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$12.23	$13.76	$16.02	$15.49	$14.52

INVESTMENT OPERATIONS:
Net investment income	0.10	0.09	0.05	0.08	0.05
Net realized and unrealized
gain (loss) on investments	6.01	(1.54)	(1.12)	1.82	1.33
Total from investment operations	6.11	(1.45)	(1.07)	1.90	1.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.08)	(0.02)	(0.04)	(0.05)
Net realized gains	—	—	(1.17)	(1.33)	(0.36)
Total distributions	(0.11)	(0.08)	(1.19)	(1.37)	(0.41)

Net asset value, end of year	$18.23	$12.23	$13.76	$16.02	$15.49

TOTAL RETURN	50.16%	-10.67%	-5.89%	12.56%	9.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$21.0	$14.4	$17.0	$18.1	$27.8

Ratio of expenses to average net assets:
Before expense waiver	1.57%	1.58%	1.52%	1.56%	1.51%
After expense waiver	1.30%	1.30%	1.30%	1.32%	1.35%

Ratio of net investment income
to average net assets:
Before expense waiver	0.38%	0.33%	0.18%	0.08%	0.15%
After expense waiver	0.65%	0.61%	0.40%	0.32%	0.31%

Portfolio turnover rate	38%	53%	54%	77%	62%

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017
Advisor Class

PER SHARE DATA:
Net asset value, beginning of year	$12.22	$13.75	$16.05	$15.54	$14.56

INVESTMENT OPERATIONS:
Net investment income	0.15	0.12	0.10	0.09	0.07
Net realized and unrealized
gain (loss) on investments	6.00	(1.53)	(1.15)	1.85	1.35
Total from investment operations	6.15	(1.41)	(1.05)	1.94	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.12)	(0.08)	(0.10)	(0.08)
Net realized gains	—	—	(1.17)	(1.33)	(0.36)
Total distributions	(0.15)	(0.12)	(1.25)	(1.43)	(0.44)

Net asset value, end of year	$18.22	$12.22	$13.75	$16.05	$15.54

TOTAL RETURN	50.56%	-10.41%	-5.69%	12.81%	9.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$167.3	$123.8	$157.9	$165.5	$158.1

Ratio of expenses to average net assets:
Before expense waiver	1.24%	1.25%	1.22%	1.26%	1.26%
After expense waiver	1.05%	1.05%	1.05%	1.07%	1.10%

Ratio of net investment income
to average net assets:
Before expense waiver	0.71%	0.65%	0.48%	0.40%	0.40%
After expense waiver	0.90%	0.86%	0.65%	0.59%	0.56%

Portfolio turnover rate	38%	53%	54%	77%	62%

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

				For the Period
	Year Ended	Year Ended	Year Ended	Inception(1) through
	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$12.25	$13.77	$16.06	$16.11

INVESTMENT OPERATIONS:
Net investment income	0.16	0.15	0.12	0.13
Net realized and unrealized
gain (loss) on investments	6.02	(1.54)	(1.15)	1.26
Total from investment operations	6.18	(1.39)	(1.03)	1.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.13)	(0.09)	(0.11)
Net realized gains	—	—	(1.17)	(1.33)
Total distributions	(0.16)	(0.13)	(1.26)	(1.44)

Net asset value, end of period	$18.27	$12.25	$13.77	$16.06

TOTAL RETURN	50.75%	-10.28%	-5.57%	8.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$38.4	$30.5	$44.9	$40.0

Ratio of expenses to average net assets:
Before expense waiver	1.18%	1.17%	1.16%	1.19	%(3)
After expense waiver	0.90%	0.90%	0.90%	0.90	%(3)

Ratio of net investment income
to average net assets:
Before expense waiver	0.77%	0.73%	0.54%	0.29	%(3)
After expense waiver	1.05%	1.01%	0.80%	0.58	%(3)

Portfolio turnover rate	38%	53%	54%	77	%(2)

(1)	Inception date of the Institutional Class was September 29, 2017.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2019
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$8.71	$9.94	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.04	0.02	0.03
Net realized and unrealized
gain (loss) on investments	4.65	(1.20)	0.03 (1)
Total from investment operations	4.69	(1.18)	0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.02)
Net realized gains	—	(0.04)	(0.10)
Total distributions	(0.01)	(0.05)	(0.12)

Net asset value, end of year	$13.39	$8.71	$9.94

TOTAL RETURN	53.82%	-12.00%	0.69%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$17.7	$10.3	$10.6

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.49%	1.99%	3.13%
After expense reimbursement/waiver	1.20%	1.20%	1.20%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	0.09%	(0.60)%	(1.67)%
After expense reimbursement/waiver	0.38%	0.19%	0.26%

Portfolio turnover rate	32%	46%	31%

(1)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2019
Advisor Class

PER SHARE DATA:
Net asset value, beginning of year	$8.73	$9.96	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.05	0.03	0.04
Net realized and unrealized
gain (loss) on investments	4.69	(1.20)	0.05 (1)
Total from investment operations	4.74	(1.17)	0.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.02)	(0.03)
Net realized gains	—	(0.04)	(0.10)
Total distributions	(0.02)	(0.06)	(0.13)

Net asset value, end of year	$13.45	$8.73	$9.96

TOTAL RETURN	54.33%	-11.85%	1.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$192.0	$57.7	$5.9

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.27%	1.66%	2.87%
After expense reimbursement/waiver	0.95%	0.95%	0.95%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	0.32%	(0.27)%	(1.35)%
After expense reimbursement/waiver	0.64%	0.44%	0.57%

Portfolio turnover rate	32%	46%	31%

(1)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

See Notes to the Financial Statements

Reinhart Funds

Notes to the Financial Statements
May 31, 2021

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”) and Reinhart Genesis PMV Fund (the “Genesis Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital appreciation. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Mid Cap Fund commenced operations on June 1, 2012 and the Genesis Fund commenced operations on June 1, 2018. The Mid Cap Fund currently offers three classes of shares, the Investor Class, Advisor Class and the Institutional Class. The Mid Cap Fund Institutional Class commenced operations on September 29, 2017.  The Genesis Fund currently offers two classes of shares, the Investor Class and the Advisor Class. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. The Investor Class and Advisor Class shares are subject to a maximum 0.15% shareholder servicing fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended May 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the year ended May 31, 2021, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the year ended May 31, 2018, for the Mid Cap Fund and prior to May 31, 2019, for the Genesis Fund.

Security Transactions and Investment Income – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended May 31, 2021, the Funds made no such reclassifications.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Investor Class and Advisor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of May 31, 2021:

Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$213,576,633	$—	$—	$213,576,633
Short-Term Investment	13,375,438	—	—	13,375,438
Total Investments in Securities	$226,952,071	$—	$—	$226,952,071

Genesis Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$201,425,956	$—	$—	$201,425,956
Short-Term Investment	7,854,951	—	—	7,854,951
Total Investments in Securities	$209,280,907	$—	$—	$209,280,907

Refer to the Schedule of Investments for further information on the classification of investments.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic  fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following rates:

Fund
Mid Cap Fund	0.90%
Genesis Fund	0.95%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Advisor Class	Institutional Class
Mid Cap Fund	1.30%	1.05%	0.90%
Genesis Fund	1.20%	0.95%	N/A

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreements are indefinite in term and cannot be terminated through at least September 28, 2028, for the Mid Cap Fund and September 28, 2022, for the Genesis Fund.  Thereafter, the agreements may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board.  Waived Fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Fund	Expiration	Amount
Mid Cap Fund	June 2021 – May 2022	$423,116
	June 2022 – May 2023	$467,366
	June 2023 – May 2024	$399,577

Genesis Fund	June 2021 – May 2022	$227,536
	June 2022 – May 2023	$282,671
	June 2023 – May 2024	$405,777

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended May 31, 2021, are disclosed in the Statements of Operations.

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

5.  DISTRIBUTION & SHAREHOLDER SERVICE FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended May 31, 2021, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Mid Cap Fund	$43,263
Genesis Fund	$35,083

The Funds have entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Funds may pay a servicing fee at an annual rate up to 0.15% of the average daily net assets of the Investor Class and Advisor Class. Payments, if any, to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended May 31, 2021, the Funds incurred the following expenses pursuant to the Plan:

Fund	Investor Class	Advisor Class
Mid Cap Fund	$24,041	$81,952
Genesis Fund	—	34,039

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Mid Cap Fund		Genesis Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Investor Class:
Shares sold	124,840	140,240	133,393	117,615
Shares issued to holders
in reinvestment of dividends	8,427	5,832	755	4,807
Shares redeemed	(156,096)	(207,308)	(1,199)	(101)
Net increase (decrease)
in Investor Class shares	(22,829)	(61,236)	132,949	122,321
Advisor Class:
Shares sold	2,578,342	3,103,808	11,270,675	7,633,120
Shares issued to holders
in reinvestment of dividends	80,297	79,141	16,954	15,764
Shares redeemed	(3,604,530)	(4,539,299)	(3,625,899)	(1,631,436)
Net increase (decrease)
in Advisor Class shares	(945,891)	(1,356,350)	7,661,730	6,017,448
Institutional Class:
Shares sold	430,668	768,795	—	—
Shares issued to holders
in reinvestment of dividends	25,242	26,091	—	—
Shares redeemed	(842,984)	(1,562,109)	—	—
Net decrease in
Institutional Class shares	(387,074)	(767,223)	—	—
Net increase (decrease)
in shares outstanding	(1,355,794)	(2,184,809)	7,794,679	6,139,769

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended May 31, 2021, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Mid Cap Fund	$—	$—	$66,677,566	$88,640,965
Genesis Fund	$—	$—	$123,726,530	$39,458,555

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at May 31, 2021, the Funds’ most recent fiscal year, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Mid Cap Fund	$65,455,909	$(4,510,280)	$60,945,629	$166,006,442
Genesis Fund	49,018,939	(5,239,104)	43,779,835	165,501,072

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2021, the Funds’ most recent fiscal year end, components of accumulated loss on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Net	Distributable
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Mid Cap Fund	$521,110	$—	$(17,385,200)	$60,945,629	$44,081,539
Genesis Fund	664,192	2,139,587	—	43,779,835	46,583,614

As of May 31, 2021, the Mid Cap Fund had $11,042,219 in short-term and $6,342,981 in long-term capital loss carryovers. The Genesis Fund did not have any capital loss carryovers.  The Mid Cap Fund utilized $4,374,861 of capital loss carry forward from the prior year.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. The Funds do not plan to defer any qualified late-year losses.

The tax character of distributions paid during the year ended May 31, 2021, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Mid Cap Fund	$1,806,733	$—	$1,806,733
Genesis Fund	204,871	—	204,871

The tax character of distributions paid during the year ended May 31, 2020, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Mid Cap Fund	$1,844,676	$—	$1,844,676
Genesis Fund	230,395	5,434	235,829

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

Reinhart Funds

Notes to the Financial Statements – Continued
May 31, 2021

9.  SECTOR RISK

As of May 31, 2021, the Reinhart Genesis PMV Fund had a significant portion of its assets invested in the financials sector. Changes in governmental regulation, interest rates, domestic and international economics, loan losses, price competition and industry consolidation may affect companies in this sector.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2021, Wells Fargo Clearing Services, LLC, for the benefit of their customers, owned 26.60% of the outstanding shares of the Mid Cap Fund. Morgan Stanley Smith Barney, LLC, for the benefit of their customers, owned 39.47% of the outstanding shares of the Genesis Fund.

11.  SUBSEQUENT EVENT

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

Reinhart Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Reinhart Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reinhart Funds comprising the funds listed below (“Reinhart Funds” or the “Funds”), each a series of Managed Portfolio Series, as of May 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements	Statements of
Fund Name	of Operations	Changes in Net Assets	Financial Highlights
Reinhart Mid Cap PMV Fund	For the year ended	For the years ended	For the years ended
	May 31, 2021	May 31, 2021 and 2020	May 31, 2021, 2020,
2019, 2018, and 2017

Reinhart Genesis PMV Fund	For the year ended	For the years ended	For the years ended
	May 31, 2021	May 31, 2021 and 2020	May 31, 2021, 2020
and 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2021

Reinhart Funds

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-34, 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Reinhart Partners, Inc. (“Reinhart” or the “Adviser”) regarding the Reinhart Mid Cap PMV Fund and the Reinhart Genesis PMV Fund (each a “Fund” or collectively, the “Funds”)  (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from Reinhart and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Reinhart with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Reinhart; (3) the costs of the services provided by Reinhart and the profits realized by Reinhart from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Reinhart resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Reinhart, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Reinhart set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services Reinhart performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Reinhart provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Reinhart effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees

Reinhart Funds

Approval of Investment Advisory Agreement (Unaudited) – Continued

reviewed  Reinhart’s financial statements, assets under management and capitalization. The Trustees concluded that Reinhart had sufficient resources to support the management of the Funds.  The Trustees further considered the investment philosophy and experience of the portfolio managers, and noted the lead portfolio manager’s twenty years of experience managing assets using investment philosophies similar to that employed for the Fund.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Reinhart provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Reinhart.  In assessing the quality of the portfolio management delivered by Reinhart, the Trustees reviewed the performance of the Reinhart Mid Cap PMV Fund and Reinhart Genesis PMV Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Reinhart manages utilizing a similar investment strategy as that of the Fund.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the per group.

•
Reinhart Mid Cap PMV Fund.  The Trustees noted that, with respect to the Fund’s Morningstar peer group, the Fund had underperformed the peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2020. The Trustees also considered that the Fund had underperformed its benchmark index over each period ended October 31, 2020. The Trustees took into account that the Fund achieved an overall positive return since its inception.  The Trustees also considered that the Fund’s performance was consistent with, but slightly trailed the returns of the composite over all relevant time periods.

•
Reinhart Genesis PMV Fund. The Trustees noted that the Genesis PMV Fund had only recently commenced operations on May 31, 2018 and therefore had a limited performance history. The Trustees noted that the Fund had underperformed its peer group median and average over the year-to-date and one-year periods ended October 31, 2020. The Trustees also noted that the Fund had underperformed its primary benchmark over the year-to-date and one-year periods ended October 31, 2020. The Trustees also reviewed updated performance for the Fund as of January 31, 2021 and noted that the Fund had positive absolute returns since inception.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Reinhart under the Investment Advisory Agreement, as well as Reinhart’s profitability from services that it rendered to each Fund during the 12-month period ended September 30, 2020.  The Trustees also considered the effect of an expense limitation agreement on Reinhart’s compensation and that Reinhart has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Funds for operating expenses, as specified in the Funds’ prospectuses. In that regard, the Trustees noted that Reinhart had waived a portion of its advisory fees for each Fund during the one-year period ended September 30, 2020.  The Trustees further considered that the management fees Reinhart charges to separately managed accounts with asset levels similar to that of the Funds are lower than the advisory fee for the Funds.  They also noted, however, that Reinhart has additional responsibilities with respect to the Funds, including additional compliance obligations and the preparation of Board and shareholder materials that justify the higher fee.  The Trustees concluded that Reinhart’s service relationship with the Reinhart Mid Cap PMV Fund yields a reasonable profit but that the relationship with the Reinhart Genesis PMV Fund had not been profitable.

Reinhart Funds

Approval of Investment Advisory Agreement (Unaudited) – Continued

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds within the same Morningstar peer group.  The Trustees noted:

•
Reinhart Mid Cap PMV Fund.  The Fund’s advisory fee was higher than the peer group median and average.  They also considered that the total expenses of the Fund’s Institutional Class (after waivers and expense reimbursements) were below the peer group median and average.  Regarding the Fund’s Advisor and Investor classes, the Trustees noted the total expenses (after waivers and expense reimbursements) were higher than the peer group median and average. The Trustees took into account, however, that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the peer group.

•
Reinhart Genesis PMV Fund.  The Fund’s advisory fee was higher than the peer group median and average. The Trustees noted that the total expenses for the Advisor Class shares of the Fund (after waivers and expense reimbursements) were below the peer group median and average. Regarding the Investor Class, the Trustees noted that the total expenses (after waivers and expense reimbursements) were higher than the peer group median and average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reinhart’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also took into account the fact that Reinhart expressed reservations about the implementation of advisory fee breakpoints for the Reinhart Mid Cap PMV Fund and the Reinhart Genesis PMV Fund because of potential capacity constraints associated with the Fund’s strategy.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The Trustees considered the extent to which Reinhart utilizes soft dollar arrangements with respect to portfolio transactions, and considered that Reinhart does not utilize any affiliated brokers to execute the Funds’ portfolio transactions.  While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Reinhart incurred significantly exceed any Rule 12b-1 payments from the Funds.  The Trustees considered that Reinhart may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Reinhart does not receive additional material benefits from its relationship with the Funds.

Reinhart Funds

Statement Regarding the Funds’ Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Reinhart Mid Cap PMV Fund and the Reinhart Genesis PMV Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Reinhart Partners, Inc. (“Reinhart”) as the administrator of the Program (the “Program Administrator”). Personnel of Reinhart conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Reinhart Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Reinhart manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Reinhart provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Reinhart Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Reinhart’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did not effect redemptions in-kind during the Reporting Period pursuant to the program. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

Reinhart Funds

Additional Information (Unaudited)
May 31, 2021

TRUSTEES & OFFICERS

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Chairman,	Indefinite	33	Retired, Chief Financial Officer,	Independent
615 E. Michigan St.	Trustee	Term;		Robert W. Baird & Co.	Trustee, ETF
Milwaukee, WI 53202	and Audit	Since		Incorporated (2000-2011).	Series Solutions
Year of Birth: 1946	Committee	April 2011			(47 Portfolios)
	Chairman				(2012-Present).

David A. Massart	Trustee	Indefinite	33	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation	Trustee, ETF
Milwaukee, WI 53202		Since		Wealth Management, Inc.	Series Solutions
Year of Birth: 1967		April 2011		(2005-Present).	(47 Portfolios)
(2012-Present).

Reinhart Funds

Additional Information (Unaudited) – Continued
May 31, 2021

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees

David M. Swanson	Trustee and	Indefinite	33	Founder and Managing Principal,	Independent
615 E. Michigan St.	Nominating	Term;		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202	&	Since		(2006-Present), Executive Vice	Variable
Year of Birth: 1957	Governance	April 2011		President, Calamos Investments	Investment Trust
	Committee			(2004-2006).	(7 Portfolios)
	Chairman				(2006-Present);
Independent
Trustee,
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth
Managed Duration
Municipal Income
Fund Inc.
(1 Portfolio)
(2019 Present);
RiverNorth
Marketplace
Lending
Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/
DoubleLine
Strategic
Opportunity Fund,
Inc. (1 Portfolio)
(2018-Present);
RiverNorth
Opportunities
Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunistic
Municipal Income
Fund, Inc.
(1 Portfolio)
(2018-Present).

Reinhart Funds

Additional Information (Unaudited) – Continued
May 31, 2021

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees

Robert J. Kern*	Trustee	Indefinite	33	Retired (July 2018-Present);	None
615 E. Michigan St.		Term;		Executive Vice President,
Milwaukee, WI 53202		Since		U.S. Bancorp Fund Services,
Year of Birth: 1958		January 2011		LLC (1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term;		Services, LLC (2005-Present).
Milwaukee, WI 53202	Principal	Since
Year of Birth: 1973	Executive	November 2018
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	Since		(2004-Present).
Year of Birth: 1966	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Principal	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Financial	Since		(2008-Present).
Year of Birth: 1981	Officer and	August 2019
	Vice	(Treasurer);
	President	Since
November 2018
(Vice President)

Joseph Destache	Secretary	Indefinite	N/A	U.S. Bancorp Fund Services,	N/A
615 E. Michigan St.		Term;		LLC (2018-Present).
Milwaukee, WI 53202		Since
Year of Birth: 1991		March 2021

*	Mr. Kern became an Independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

Reinhart Funds

Additional Information (Unaudited) – Continued
May 31, 2021

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Officers

Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	and Vice	Since		(2002-Present).
Year of Birth: 1970	President	May 2016
(Assistant
Treasurer);
Since
November 2018
(Vice President)

Michael J. Cyr II	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund Services, LLC
Milwaukee, WI 53202	and Vice	Since		(2013-Present).
Year of Birth: 1992	President	August 2019

Reinhart Funds

Additional Information (Unaudited) – Continued
May 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are each available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended May 31, 2021, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Mid Cap Fund	100.00%
Genesis Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2021, was as follows:

Fund
Mid Cap Fund	100.00%
Genesis Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) were as follows:

Fund
Mid Cap Fund	0.00%
Genesis Fund	0.00%

Reinhart Funds

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Reinhart Partners, Inc.
1500 West Market Street, Suite 100
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-774-3863.

RH-RPANNUAL

(b)  Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended May 31, 2021, and May 31, 2020, the Funds’ principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2021	FYE 5/31/2020
(a) Audit Fees	$28,500	$27,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$7,000	$6,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended May 31, 2021, and May 31, 2020, applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 5/31/2021	FYE 5/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2021	FYE 5/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 4, 2021

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    August 4, 2021

* Print the name and title of each signing officer under his or her signature.